UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2014

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 26, 2014, Aircastle Limited (the “Company”) issued $500 million aggregate principal amount of 5.125% Senior Notes due 2021 (the “Notes”), pursuant to an Indenture, dated as of December 5, 2013 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee for the Notes (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of March 26, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes were offered pursuant to a Prospectus Supplement, dated March 12, 2014, to the Prospectus, dated June 20, 2012, filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-182242) filed with the U.S. Securities and Exchange Commission (the “Commission”). The Company sold the Notes pursuant to an Underwriting Agreement, dated March 12, 2014, between the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Notes will mature on March 15, 2021 and bear interest at the rate of 5.125% per annum. The Company may redeem all or a portion of the Notes at any time at an established redemption price, as described in the Indenture. In addition, prior to March 15, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 105.125%, plus accrued and unpaid interest.

If the Company undergoes a change of control, it must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest.

The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of the Company’s existing and future senior debt and rank senior in right of payment to all of the Company’s existing and future subordinated debt. The Notes are effectively junior in right of payment to all of the Company’s existing and future secured debt to the extent of the assets securing such debt, and to any existing and future liabilities of the Company’s subsidiaries. The Notes are not guaranteed by any of the Company’s subsidiaries or any third party.

The Company intends to use the net proceeds from the sale of Notes to fund the repayment or redemption of its 9.75% senior notes due 2018 and for general corporate purposes. The Company estimates the cost of redeeming the 9.75% senior notes due 2018 will be $482.8 million, including the call premium of $32.8 million. Certain of the underwriters and/or their affiliates may be holders of the Company’s 9.75% senior notes due 2018 and, accordingly, may receive a portion of the net proceeds of the offering in connection with the redemption or repayment of those notes.

The Indenture contains covenants limiting the Company’s and the Company’s restricted subsidiaries’ ability to:

•	incur or guarantee additional indebtedness and issue disqualified stock or preference shares;

•	sell assets;

•	incur liens;

•	pay dividends on or make distributions in respect of the Company’s capital stock or make other restricted payments;

•	agree to any restrictions on the ability of restricted subsidiaries to transfer property or make payments to the Company;

•	make certain investments;

•	guarantee other indebtedness without guaranteeing the Notes;

•	consolidate, amalgamate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets; and

•	enter into transactions with the Company’s affiliates.

These covenants are subject to a number of important and significant limitations, qualifications and exceptions. Many of these covenants will cease to apply at all times after the Notes are rated investment grade from both Moody’s Investors Service, Inc. and Standard & Poor’s.

Events of default under the Indenture include, among others, the following: default for 30 days in the payment when due of interest on the Notes; default in payment when due of the principal of, or premium, if any, on the Notes; failure to comply with certain covenants in the Indenture; and certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all Notes then outstanding will become due and payable immediately without further action or notice.

The preceding is a summary of the terms of the Indenture (including the Second Supplemental Indenture) and the Notes and is qualified in its entirety by reference to the Base Indenture (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 5, 2013), the Second Supplemental Indenture, attached as Exhibit 4.1 hereto, and the Form of 5.125% Senior Notes due 2021, attached as Exhibit 4.2 hereto, and each is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Under the terms of the Indenture, the Company is subject to certain covenants that, among other things, limit its ability to pay dividends on or make distributions in respect of its capital stock, subject to certain exceptions and qualifications.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of March 26, 2014 by and among Aircastle Limited and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 5.125% Senior Notes due 2021 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ David Walton
David Walton
General Counsel, Chief Operating Officer and Secretary

Date: March 26, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of March 26, 2014 by and among Aircastle Limited and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 5.125% Senior Notes due 2021 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2).